EXHIBIT 10.2
June 7th Amendment to News Release dated May 10, 2005

May 10, 2005

ActionView Prepares for Projects in Booming South China Market

ActionView International, Inc. and its subsidiary companies is pleased to announce it has raised private placement funds of $230,000.

The funds were raised by issuing 2,825,000 units of its restricted common stock at prices ranging from $0.08 to $0.10 per share (the “Private Placement”). Each unit consists of one share of common stock of the Company and a one-half non-transferable share purchase warrant that entitles the shareholder to purchase one-half share of common stock at an exercise price of $0.17 for a period of one year from the date of closing of this private placement.

ActionView International, Inc. custom-designs, develops, and manufactures vividly illuminated motion billboards. ActionView places its state of the art “smart” signs into high traffic locations and markets advertising space on the signs. ActionView shares advertising revenue generated from the billboards with the location owner and with local partner of the business. The benefit to advertisers is big, bold exposure at top tier locations at very reasonable costs.

An investment profile on ActionView may be found at www.actionviewinternational.com For further information, please don’t hesitate to contact Investor Relations toll free at 1-866-251-4160

To see the 'President’s Update on ActionView’, please click here
http://www.actionview.ca/company-aroundworld.php

On behalf of the Board of Directors of ActionView International, Inc.

Christopher Stringer,

“Chris Stringer”
President and Director

Forward-Looking Statements

This release contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be 'forward looking-statements.' Forward-looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward-looking statements in this action may be identified through the use of words such as 'expects', 'will,' 'anticipates,' 'estimates,' 'believes,' or statements indicating certain actions 'may,' 'could,' or 'might' occur.

Media Contact
ActionView International, Inc.
1-866-251-4160